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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2003

Motorola, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-7221
(Commission File Number)

36-1115800
(I.R.S. Employer Identification No.)

1303 East Algonquin Road, Schaumburg, Illinois 60196
(Address of principal executive offices)

Registrant's telephone number, including area code: (847) 576-5000

Not applicable
(Former name or former address, if changed since last report.)

Explanatory Note:

  •
  This Form 8-K reflects the reclassification of 2002 and 2001 royalty income and certain expense items with no impact on historical GAAP operating earnings (loss), net earnings (loss) or earnings (loss) per share.

  •
  Royalty income and certain expense items are reclassified between Net sales; Costs of sales; Selling, general and administrative expenses; and Research and development expenditures in order to conform with Motorola's new 2003 presentation format.

Item 12.    Results of Operation and Financial Condition

The information in this Form 8-K is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Executive Summary:    Beginning in the first quarter of 2003, Motorola will be making changes in the presentation format of its financial statements in order to align more closely with the financial statement presentation of other technology companies. In doing so, Motorola will reclassify royalty income and certain expense items between the following lines in its Consolidated Statements of Operations: Net sales; Costs of sales; Selling, general and administrative (SG&A) expenses; and Research and development (R&D) expenditures. As a result, certain reclassifications have been made to previously reported quarterly and annual financial information for 2002 and 2001 so the statement lines are comparable to the 2003 presentation.

These reclassifications do not change the Company's historical GAAP operating earnings (loss), net earnings (loss) or earnings (loss) per share. This Form 8-K is being furnished to assist investors in making accurate comparisons of the Company's historical 2002 and 2001 financial information with future financial information.

Detailed Explanation:    Beginning in the first quarter of 2003, Motorola will reclasify royalty income and certain expense items between certain lines in its Consolidated Statements of Operations. As a result, certain reclassifications have been made to previously reported quarterly and annual financial information for 2002 and 2001 so the statement lines are comparable to the 2003 presentation. These reclassifications are reflected in the financial statements that are attached to this Form 8-K as Exhibit 99.1. The following paragraphs describe these reclassifications.

Reclassification of Income/Expense Items between Statement Lines:

  Royalty Income:    Royalty income will be included in Net sales and will no longer be included as an offset to SG&A expenses. Costs incurred in generating royalty income will be included in Costs of sales and will no longer be included in SG&A expenses.

  Fringe Benefits:    Certain employee fringe benefit costs for direct labor employees and employees in R&D functions will be included in Costs of sales and R&D expenditures, respectively, and will no longer be included in SG&A expenses.

  Production Planning Costs:    Certain costs associated with production planning activities will be included in Costs of sales and will no longer be included in SG&A expenses.

  Engineering Support for Production Activities:    Certain costs associated with providing engineering support for production activities will be included in Costs of Sales and will no longer be included in R&D expenditures.

As a result of the reclassifications discussed above, GAAP results in the historical Consolidated Statements of Operations were impacted as follows:

For 2002:

    Net sales increased $600 million, from $26.7 billion to $27.3 billion
     Costs of sales increased $369 million, from $17.9 billion to $18.3 billion
     SG&A expenses increased $269 million, from $4.2 billion to $4.5 billion
     R&D expenditures decreased $38 million, from $3.8 billion to $3.7 billion
    Operating loss is unchanged at ($1.8) billion
     Net loss is unchanged at ($2.5) billion
     Diluted loss per common share is unchanged at $(1.09) per share

For 2001:

    Net sales increased $613 million, from $29.9 billion to $30.5 billion
     Costs of sales increased $460 million, from $22.7 billion to $23.1 billion
     SG&A expenses increased $196 million, from $4.7 billion to $4.9 billion
     R&D expenditures decreased $43 million, from $4.3 billion to $4.3 billion
     Operating loss is unchanged at ($5.8) billion
    Net loss is unchanged at ($3.9) billion
     Diluted loss per common share is unchanged at $(1.78) per share

Adjustments to Historical Orders for Motorola's Segments:    In connection with the reclassification of royalty income to Net Sales, the Company will also include royalty income in its periodic measurements of Orders for the Company's operating segments. As a result, certain adjustments have been made to previously reported segment Orders for 2002 and 2001 so the historical Orders are comparable to the 2003 presentation. These adjusted segment Orders are reflected in Exhibit 99.2 to this Form 8-K.

Amortization of Acquired Intangibles Not to be Treated as a "Special Item":    Motorola has periodically provided financial information relating to certain "special items" that impact the operating results of the Company and its operating segments. Historically, the amortization of acquired intangibles was included as a special item. Due to the discontinuance of goodwill amortization in 2002, effective January 1, 2003, Motorola will no longer include amortization of acquired intangibles as a special item for either the Company or any of its operating segments. Accordingly, the reclassified Consolidated Statements of Operations for the four quarters and full years 2002 and 2001 that are attached to this Form 8-K as part of Exhibit 99.1 no longer include expenses associated with amortization of acquired intangibles under the column entitled "Special Items". As a result, special items associated with SG&A expenses, as reflected in the reclassified Consolidated Statements of Operations are reduced by $56 million in 2002 and are reduced by $40 million in 2001. The majority of the expenses for amortization of acquired intangibles in 2002 and 2001 were in the Company's Broadband Communications segment, which had expenses of $38 million in 2002 and $16 million in 2001. The Special Items Description that is included in Exhibit 99.1 also excludes the expenses associated with amortization of acquired intangibles and, accordingly, does not include the $56 million in expenses for 2002 or the $40 million in expenses for 2001 described above. Supplemental information relating to this change in treatment of expenses for amortization of acquired intangibles, including reclassified financial statements of Segment Operating Earnings (Loss) and tables of segment Special Items Description can be found on Motorola's website at www.motorola.com/investor.

This Form 8-K is being furnished to assist investors in making accurate comparisons of the Company's historical 2002 and 2001 financial information, as presented in the Consolidated Statements of Operations and related Segment Information tables, with future financial information. In addition to GAAP results, the reclassified Consolidated Statements of Operations reflect non-GAAP measurements of Motorola's results of operations, which are presented on a basis excluding special items and certain exited businesses. The reclassified Segment Information tables are presented on a basis excluding certain exited businesses. Investors and management use these ongoing results of operations, excluding special items, to measure Motorola's current and future financial performance. The non-GAAP measurements do not replace the presentation of Motorola's GAAP financial results. These measurements provide supplemental information to assist investors in analyzing Motorola's financial position and results of operations. Motorola has chosen to provide this information to investors to enable them to perform meaningful comparisons of past, present and future operating results and as a means to emphasize the results of core on-going operations. Special items include employee severance costs, fixed asset impairments, litigation-related charges, investment impairments, goodwill/intangible asset impairments, in-process research and development charges, other unusual charges and gains on sales of investments and businesses.

Exhibit 99.1, which is attached hereto, contains the following reclassified financial information for the four quarters and full years of 2002 and 2001: (i) Consolidated Statements of Operations reflecting GAAP results with a reconciliation to ongoing operations excluding special items; (ii) Segment Information tables reflecting GAAP results with a reconciliation to ongoing operations, and (iii) Special Items Description tables.

Exhibit 99.2, which is attached hereto, contains adjusted Orders for each of Motorola's operating segments for the four quarters and full years of 2002 and 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA, INC.
Dated: April 7, 2003	By:	/s/ Anthony Knapp Anthony Knapp Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Document
99.1
Reclassified Consolidated Statements of Operations, Segment Information and Special Items Description for: (i) the quarters ended March 30, June 29, September 28 and December 31, 2002, (ii) the quarters ended March 31, June 30, September 29 and December 31, 2001, and (iii) the years ended December 31, 2002 and 2001.
99.2
Adjusted Segment Orders for: (i) the quarters ended March 30, June 29, September 28 and December 31, 2002, (ii) the quarters ended March 31, June 30, September 29 and December 31, 2001, and (iii) the years ended December 31, 2002 and 2001.

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SIGNATURES
EXHIBIT INDEX